UNITED STATES

SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

Current Report Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date Earliest Event reported) — October 6, 2020

MDC PARTNERS INC.

(Exact name of registrant as specified in its charter)

Canada (Jurisdiction of Incorporation)	001-13718 (Commission File Number)	98-0364441 (IRS Employer Identification No.)

330 Hudson Street, 10th Floor, New York, NY 10013
(Address of principal executive offices and zip code)

(646) 429-1800
(Registrant’s Telephone Number)

Check the appropriate box below if the Form 8−K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a−12 under the Exchange Act (17 CFR 240.14a−12)

☐	Pre−commencement communications pursuant to Rule 14d−2(b) under the Exchange Act (17 CFR 240.14d−2(b))

☐	Pre−commencement communications pursuant to Rule 13e−4(c) under the Exchange Act (17 CFR 240.13e− 4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Class A Subordinate Voting Shares, no par value	MDCA	NASDAQ

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01	Other Events.

On October 6, 2020, MDC Partners Inc. (the “Company”) issued a press release confirming that its special committee of independent directors (the “Committee”) of the Board of Directors has reached a significant milestone in discussions with Stagwell Media LP (“Stagwell”) in respect of a potential business combination between the Company and Stagwell (the “Potential Transaction”). Having reached an agreement in principle on certain aspects of the Potential Transaction, the Company expects to proceed with confirmatory due diligence and the negotiation of definitive documentation. The agreement in principle is non-binding and subject to several conditions, including obtaining relevant third-party consents to the Potential Transaction (in certain cases prior to entering into definitive documentation). No assurances can be given regarding the likelihood of obtaining such consents, of reaching agreement on definitive documentation, or of ultimately completing the Potential Transaction.

In addition, the Company intends to withdraw its registration statement and preliminary proxy statement/prospectus, filed on August 31, 2020 and amended on September 3, 2020, pursuant to which the Company proposed to change its jurisdiction of incorporation from the federal jurisdiction of Canada to the State of Delaware (the “U.S. Domestication”). The Company instead expects the U.S. Domestication to be considered in conjunction with the Potential Transaction.

Forward Looking Statements

Certain statements in this announcement, including statements regarding a Potential Transaction, are “forward-looking statements” that are subject to risks and uncertainties. These risks and uncertainties include, but are not limited to, the impact of the announcement of the formation of the special committee, the reaching of an agreement in principle on certain aspects of a Potential Transaction, and the continuing discussion and review of a Potential Transaction on the Company’s business, whether any Potential Transaction will occur, and/or the ability to implement any Potential Transaction or other transaction. A number of important factors could cause actual results to differ materially from those contained in any forward-looking statement, including the risks identified in our filings with the U.S. Securities and Exchange Commission. You can obtain copies of the Company’s filings under its profile on SEDAR at www.sedar.com, its profile on the SEC’s website at www.sec.gov or its website at www.mdc-partners.com. The Company does not undertake any obligation to update any forward-looking statements as a result of new information, future developments or otherwise, except as expressly required by law.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: October 6, 2020

MDC Partners Inc.

	By:	/s/ David Ross
David Ross
Executive Vice President

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